Filed pursuant to Rule 497(a)

Registration File No. 333-231946

Rule 482 ad

Owl Rock Capital Corporation Files Registration Statement for Initial Public Offering

NEW YORK, June 4, 2019 – Owl Rock Capital Corporation (“ORCC”), a business development company externally managed by Owl Rock Capital Advisors LLC, today filed a registration statement with the Securities and Exchange Commission (the “SEC”) relating to a proposed initial public offering of its common stock. ORCC is expected to list its common stock on the New York Stock Exchange under the symbol “ORCC”. The completion of the proposed offering depends upon several factors, including market and other conditions.

ORCC intends to use the net proceeds of this offering to pay down existing indebtedness and for other general corporate purposes.

Goldman Sachs & Co. LLC, BofA Merrill Lynch, RBC Capital Markets, SunTrust Robinson Humphrey, and Wells Fargo Securities are acting as joint book-running managers for the offering. Credit Suisse, Deutsche Bank Securities, JMP Securities, Keefe, Bruyette & Woods, A Stifel Company, Morgan Stanley, and SOCIETE GENERALE are also acting as joint book-running managers for the offering. ING, Janney Montgomery Scott, Ladenburg Thalmann and MUFG are acting as co-managers for the offering.

A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time that the registration statement becomes effective. No offer to buy the securities can be accepted and no part of the purchase price can be received until the registration statement has become effective, and any such offer may be withdrawn or revoked by you without obligation or commitment of any kind, at any time prior to the time you receive notice of an acceptance of the offer given after the effective date.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of ORCC before investing. The information in the registration statement is not complete and may be changed.

This press release will not constitute an offer to sell or the solicitation of an offer to buy the securities described above nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to their registration or qualification under the securities laws of any such state or jurisdiction. Offers of these securities are made only by means of the prospectus. The SEC has not approved or disapproved these securities or passed upon the adequacy of the preliminary prospectus. Any representation to the contrary is a criminal offense.

The offering of these securities will be made only by means of a preliminary prospectus forming part of the registration statement, copies of which may be obtained, when available, from: Goldman Sachs & Co. LLC, Prospectus Department, 200 West Street, New York, NY 10282, by telephone at (866) 471-2526, or by email at Prospectus-ny@ny.email.gs.com; BofA Merrill Lynch, NC1-004-03-43 200 North College Street, 3rd floor, Charlotte, NC 28255-0001, Attention: Prospectus Department, or by email at dg.prospectus_requests@baml.com; RBC Capital Markets, 200 Vesey Street, 8th Floor, New York, NY 10281, Attention: Equity Syndicate Department, by telephone at (877) 822-4089 or by email at equityprospectus@rbccm.com; SunTrust Robinson Humphrey, 3333 Peachtree Road, 11th Floor Atlanta, Georgia 30326, Attention: Prospectus Department, by telephone at (404) 926-5744, or by email at strh.prospectus@suntrust.com; Wells Fargo Securities, 375 Park Avenue, New York, NY 10152-4077, by telephone at (800) 326-5897, or by email at cmclientsupport@wellsfargo.com.

About Owl Rock Capital Corporation

Owl Rock Capital Corporation (ORCC) is specialty finance company focused on lending to U.S. middle-market companies. As of March 31, 2019 ORCC had investments in 81 portfolio companies with an aggregate fair value of $6.8 billion. ORCC has elected to be regulated as a business development company under the Investment Company Act of 1940, as amended. ORCC is externally managed by Owl Rock Capital Advisors LLC, an SEC-registered investment company that is an affiliate of Owl Rock Capital Partners. Owl Rock Capital Partners, together with its subsidiaries, is a New York based direct lending platform with approximately $13.4 billion of assets under management as of March 31, 2019.

Investor Contact:

Investor Relations

212-651-4705

orccir@owlrock.com

Media Contact:

Sard Verbinnen & Co

Margaret Popper/Robert Rendine/Brandon Messina

212.687.8080